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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                January 24, 2003
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  000-49957                          04-3332304
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          (Commission file number)       (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Attached is previously omitted Exhibit Number 16.1, which was received by LocatePLUS Holdings Corporation on January 14, 2003.

     (c) Exhibits:

         The following exhibits are filed as part of this report:

         Exhibit Number      Description
         --------------      -----------
         16.1                Letter from Pricewaterhouse Coopers LLP regarding
                             change in certifying accountant.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                       LocatPLUS Holdings Corporation
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                                              (Registrant)



                                       By:

                                       /s/ Jon R. Latorella
                                       -------------------------------------
                                       Jon R. Latorella
                                       President and Chief Executive Officer


Dated:     January 24, 2003

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                                  EXHIBIT INDEX


Exhibit Number       Document
--------------       --------
    16.1             Letter from Pricewaterhouse Coopers LLP regarding change in certifying accountant.